TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus, Summary Prospectuses and Statement of Additional Information

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Effective on or about May 6, 2019, all references to Class B shares in the Retail Prospectus, Summary Prospectuses and Statement of Additional Information are hereby deleted.

Effective on or about May 6, 2019, all Class B shares will convert automatically to Class A shares on the basis of the relative net asset values per share, and without the imposition of any sales load, fees or other charges. If you are a shareholder of Class B shares on that date, your Class B shares will automatically convert to Class A shares in your account.

Please contact Customer Service at 1-888-233-4339 for further information and assistance.

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Investors Should Retain this Supplement for Future Reference

March 11, 2019